UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2005
                                                 (June 27, 2005)



                     Medical Makeover Corporation of America
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                           000-11596                  20-0799349
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)


 500 Australian Ave., Suite 700
 West Palm Beach, FL                                           33401
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (561) 514-0196


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

     On June 27, 2005, the Company terminated the services of John Moore as Vice President and Chief Operating Officer. Mr. Moore's employment contract stipulated that the Company had the right to terminate his services unilaterally within six months of entering into the contract.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                     Medical Makeover Corporation of America


August 31, 2005              By:  /s/ Stephen Durland
                                ------------------------
                           Name: Stephen Durland
                          Title: Director